UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Taysha Gene Therapies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39536	84-3199512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive, Suite 1430 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 612-0000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TSHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct the Current Report on Form 8-K filed on May 28, 2025 (the “Original Report”), which inadvertently included certain typographical errors in slide 4 of the corporate presentation filed as Exhibit 99.2 thereto. The sole purpose of this Amendment is to correct the typographical errors on slide 4 of Exhibit 99.2. No other changes have been made to the Original Report.

Item 7.01	Regulation FD Disclosure.

On May 28, 2025, Taysha Gene Therapies, Inc. (the “Company”) issued a press release entitled “Taysha Gene Therapies Announces Pivotal Part B Trial Design Details for TSHA-102 in Rett Syndrome Enabled by IRSF Natural History Data and Positive Clinical Data from Part A of the REVEAL Adult/Adolescent and Pediatric Trials Evaluating TSHA-102”. The press release provides certain clinical and regulatory updates on TSHA-102. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Clinical and Regulatory Update Presentation

On May 28, 2025, the Company also made available a presentation to be used to discuss the clinical and regulatory updates on TSHA-102. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ATM Prospectus

On May 28, 2025, the Company notified the Agents (as defined below) that it was suspending and terminating the prospectus (the “ATM Prospectus”) related to up to $100,000,000 of the Company’s common stock, $0.00001 par value per share, issuable pursuant to the terms of the Sales Agreement (the “Sales Agreement”), dated October 5, 2021, as amended by that certain Amendment No. 1, dated March 30, 2022, with Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC and Leerink Partners LLC, as sales agents (collectively, the “Agents”). The Company will not make any sales of its securities pursuant to the Sales Agreement unless and until a new prospectus, prospectus supplement or a new registration statement is filed. Other than the termination of the ATM Prospectus, the Sales Agreement remains in full force and effect.

A copy of the Sales Agreement was filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 (File No. 333-260069), filed with the Securities and Exchange Commission on October 5, 2021).

The disclosures on this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated May 28, 2025.

99.2	Corporate presentation, dated May 28, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taysha Gene Therapies, Inc.

	By:	/s/ Kamran Alam
Date: May 29, 2025		Kamran Alam
Chief Financial Officer